UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2004

ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 11, 2004, Essex Property Trust, Inc. (the “Registrant”) sent a notice to its directors and executive officers informing them that a blackout period with respect to the Essex Portfolio, L.P. 401(k) Plan (the “Plan”) will be in effect beginning at 4:00 p.m. Eastern time on October 29, 2004 and ending by November 9, 2004. The Registrant provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. Since the Registrant administers the Plan, the notice pursuant to Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 has not been sent.

A copy of the notice sent to the Registrant’s directors and executive officers is attached as Exhibit 99.1 to this Form 8-K. The foregoing description of the notice is qualified in its entirety by reference to Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) - (b) Not applicable.

(c) Exhibits.

99.1	Notice Of Blackout Period to Directors and Executive Officers of Essex Property Trust, Inc., dated October 11, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2004

Essex Property Trust, Inc.
By: /s/ Michael J. Schall

Michael J. Schall
Senior Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1    Notice of Blackout Period to Directors and Executive Officers of Essex Property Trust, Inc. dated October 11, 2004